UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 17, 2012

MAGMA DESIGN AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33213	77-0454924
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, San Jose, California	95110
(Address of Principal Executive Offices)	(Zip Code)

(408) 565-7500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	Termination of a Material Definitive Agreement.

On February 17, 2012, Magma Design Automation, Inc. (the “Company”) converted all $3,250,000 principal amount of the outstanding 6.00% Convertible Senior Notes due 2014 (the “Notes”) at face value into 1,805,555 shares of the Company’s common stock (plus cash in lieu of fractional shares), and, concurrently with the conversion, paid (a) an inducement fee equal to six percent (6%) of the principal amount of Notes plus (b) accrued interest through the conversion date, to satisfy and discharge the Indenture dated as of September 11, 2009 between the Company and U.S. Bank National Association, governing the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Magma Design Automation, Inc. (Registrant)

	By:	/s/ PETER S. TESHIMA
Date: February 17, 2012		Peter S. Teshima
Corporate Vice President, Finance and Chief Financial Officer